20538 N1-03
Application for Life Insurance                                         Thrivent Financial for Lutherans logo

Page 1 – Start
(checkbox) New Business
(checkbox) Contract Change      Contract number – (line)

Section 1 – Proposed Insured (Member, unless otherwise indicated)
Name (print title, first, middle, last name and suffix, as applicable)                 Sex            Date of birth (mm/dd/yyyy)
Yes        No
(2 checkboxes) Are you a citizen of the United States of America (USA)?
(2 checkboxes) If 'No', are you a permanent resident of the USA?
Complete for age 16 or over
Current occupation
Earned income $
Other income $
Source of other income
Net worth $
Total existing life insurance with us $
Total existing life insurance with other companies $
Driver's license number
Driver's license state

Section 2 - Proposed Applicant Controller)
Name (print title, first, middle, last name and suffix, as applicable)
Sex
Date of birth (mm/dd/yyyy)
Relationship to Proposed Insured
Yes        No
(2 checkboxes) Is Proposed Insured a member of the applicant controller's household?
(2 checkboxes) Is Proposed Insured dependent upon the applicant controller for support?

Section 3 - Third Party Ownership (Complete a Third Party Owner Application Supplement)
Reason for Third Party Ownership (e.g., estate clearance, retain control, business purposes)
Type of owner:
(checkbox) Individual
(checkbox) Multiple individuals
(checkbox) Trust - The trust must be for the benefit, direct or indirect, of the member, member's family or dependent(s).
(checkbox) Business Type (e.g., Partnership, Sole Proprietorship) – (line)
(checkbox) Other – (line)

Section 4 - Replacement
Yes        No     If 'Yes' to any question in Section 4, complete the replacement form if required by the state.
                  In addition, if 'Yes' to questions 2 or 3, complete Thrivent Financial's replacement evaluation form.
(2 checkboxes) 1.  Does any proposed insured have one or more existing life insurance policies or annuity contracts with
                   Thrivent Financial or another insurance company?
(2 checkboxes) 2.  Is the contract intended to replace any part of, or all of, another company's life insurance policy or annuity contract?
                   If 'Yes', is this a 1035 exchange?   (checkbox) Yes   (checkbox) No
(2 checkboxes) 3.  Is the contract intended to replace any part of, or all of, a Thrivent Financial's or subsidiary of Thrivent
                   Financial's life insurance policy or annuity contract?
                   If 'Yes', is this a 1035 exchange?   (checkbox) Yes   (checkbox) No

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Section 5 – New Business Product Information

1.       Name of product (include term period, if applicable):   (line)
2.       Face amount:  $ (line)  – OR –     Basic amount:        (line)
                                       Additional protection:    (line)
                                      Total initial face amount: (line)
Universal Life / Variable Universal Life *   Benefit / Rider Information
Death Benefit Option: (checkbox) Option 1   : (checkbox) Option 2

Yes        No     (column one)                                         Yes        No    (column two)
(2 checkboxes) Disability Waiver (Check One):                          (2 checkboxes) Spouse Term Life Insurance
               (checkbox) Selected Amount $ (line) (annual)                           $ (line)
               (checkbox) Monthly Deduction                                           Complete Other Proposed Insured
(2 checkboxes) Applicant Waiver of Selected Amount                                    Supplement to Insurance Application.
               $ (line) (annual)                                       (2 checkboxes) Child Term Life Insurance (Check one)
               Available when Proposed Insured is age 0 – 15                          (checkbox) $ (line)
(2 checkboxes) Cost of Living Adjustment (COLA)                                       Complete Child Rider Supplement to
               If Billed Premium is to be increased, indicate                         Insurance Application and provide name(s)
               in Section 10, Premium / Billing Information.                          of child(ren).
(2 checkboxes) Guaranteed Increase Option   $ (line)                                  (checkbox) Future child(ren) ($5,000)
(2 checkboxes) Accidental Death             $ (line)                                 (If no covered child(ren) at time of application)
               Total Accidental Death -                                (2 checkboxes) (line)
               Other Companies              $ (line)                   (2 checkboxes) (line)
(2 checkboxes) Term Life Insurance          $ (line)
For Variable Universal Life (VUL), also complete Variable Products Supplement to Application.

Traditional Life Benefit / Rider Information

Yes        No                                                 Yes        No
(2 checkboxes) Waiver of Premium on Proposed Insured          (2 checkboxes) Insurance Split Option 5
(2 checkboxes) Waiver of Premium on Other Proposed Insured1   (2 checkboxes) Estate Protection Option 5  (line)
(2 checkboxes) Guaranteed Purchase Option 2 $ (line)          (2 checkboxes) (line)
(2 checkboxes) Accidental Death 3           $ (line)          (2 checkboxes) (line)
               Total Accidental Death –                                      Additional Premium Option 6
               Other Companies              $ (line)                         (checkbox) Lump Sum $ (line)
                                                                             (checkbox) Billed *       $ (line)
(2 checkboxes) Child Term Life Insurance 4  (Check one)                      * The frequency will be the same as in Section 10.
                  (checkbox) $ (line)                                   1  Available for First-to-Die and Survivor
                  Complete Child Rider Supplement to                    2  Available for Permanent and Term
                  Insurance Application and provide name(s)             3  Available for Permanent and Level Term
                  of child(ren).                                        4  Available for Permanent and First-to-Die
                  (checkbox) Future child(ren) ($5,000)                 5  Available for Survivor
                  (If no covered child(ren) at time of application)     6  Available for Permanent, First-to-Die and Survivor

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Section 6 - Contract Change (subject to product availability)
Face / Specified Amount:                                      Waiver of Premium (Proposed Insured):
 (checkbox) Increase to (UL/VUL only)       $ (line)           (checkbox) Add (checkbox) Cancel
 (checkbox) Decrease to                     $ (line)          Waiver of Premium (Other Proposed Insured):
Death Benefit Option:                                          (checkbox) Add *(checkbox) Cancel
 (checkbox) Level                                              * Complete Other Proposed Insured Supplement
 (checkbox) Increasing / Variable                                to Insurance Application
            Maintain current face/specified amount            Waiver of Monthly Deduction:
            (checkbox) Yes  (checkbox) No                      (checkbox) Add (checkbox) Cancel
Spouse Term Life Insurance Benefit:.                          Waiver of Selected Amount: (enter annual amount)
 (checkbox) Add *              $ (line)                        (checkbox) Add          $ (line)
 (checkbox) Increase to *      $ (line)                        (checkbox) Increase to  $ (line)
 (checkbox) Decrease to        $ (line)                        (checkbox) Decrease to  $ (line)
 (checkbox) Cancel                                             (checkbox) Cancel
 * Complete Other Proposed Insured Supplement                 Applicant Waiver of Selected Amount:
   to Insurance Application.                                  enter annual amount)
Child Term Life Insurance Benefit:                              (checkbox) Add           $ (line)
 (checkbox) Future child(ren) ($5,000)                          (checkbox) Increase to   $ (line)
            If no covered child(ren) at time of application)    (checkbox) Decrease to   $ (line)
 (checkbox) Add additional child(ren) *                         (checkbox) Cancel
 (checkbox) Add *               $ (line)                        (checkbox) Change applicant and add *  $ (line)
 (checkbox) Increase to *       $ (line)                        * Transfer of applicant control form is required
 (checkbox) Decrease to         $ (line)                       Applicant Insurance / Applicant Waiver (AI/AW):
 (checkbox) Cancel                                              (checkbox) Add (Horizon & pre-merger AAL VUL)
* Complete Child Rider Supplement to Insurance                  (checkbox) Cancel
  Application and provide name(s) of child(ren).                (checkbox) Change applicant and add *
Term Life Insurance Benefit:                                    * Transfer of applicant control form is required.
 (checkbox) Add               $ (line)                         Cost of Living Benefit (UL/VUL only):
 (checkbox) Increase to       $ (line)                          (checkbox) Add   (checkbox) Cancel
 (checkbox) Decrease to       $ (line)                         Indexing Benefit (Horizon I & II only):
 (checkbox) Cancel                                             Fixed Rate:
Living Care Benefit:                                            (checkbox) Increase to    (line) % (1-9%)
(checkbox) Cancel                                               (checkbox) Decrease to    (line) % (1-9%)
Accidental Death Benefit:                                       (checkbox) Cancel
 (checkbox) Add *               $ (line)                       Consumer Price Index (CPI):
 (checkbox) Increase to *       $ (line)                        (checkbox)  Add 100% CPI
 (checkbox) Decrease to         $ (line)                        (checkbox) Increase to  (line) % (50%, 75%, 100%)
 (checkbox) Cancel                                              (checkbox) Decrease to  (line) % (50%, 75%, 100%)
* Total Accidental Death -                                      (checkbox) Cancel
  Other Companies               $ (line)                       Billing Change only:
Guaranteed Increase Option/Guaranteed Purchase                  (checkbox) Change to Fixed      (line) %
Option (GIO/GPO) (To exercise, complete Section 7):             (checkbox) Change to CPI        (line) %
 (checkbox) Add               $ (line)                          (checkbox) Add Fixed            (line) %
 (checkbox) Increase to       $ (line)                          (checkbox)  Add 100% CPI
 (checkbox) Decrease to       $ (line)                          (checkbox)  Cancel CPI / Fixed
 (checkbox) Cancel

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Section 6 - Contract Change (continued)                       Change Basic / Additional Protection Proportion: *
Paid Up Insurance Option / Additional Premium                  (checkbox) Basic amount      $ (line)
Option (PUIO / APO):                                           (checkbox) Additional protection    $ (line)
(checkbox) Scheduled amount change requested                   * For Whole Life Products with Additional Protection,
              $ (line)                                           including First-to-Die and Survivor
(checkbox) Unscheduled amount / lump sum                      Insurance Split Option (Survivor only):
              $ (line)                                          (checkbox) Cancel
Reconsiderations:                                             Estate Protection Option (Survivor only):
(checkbox) Reduce Proposed Insured's rating                     (checkbox) Cancel
(checkbox) Reduce Other Proposed Insured's rating *            Other -  (line)
(checkbox) Reduce applicant's rating                            (checkbox) Add    (line)
(checkbox) Change to non-tobacco / non-smoker                   (checkbox) Increase to    (line)
(checkbox) Other –  (line)                                      (checkbox) Decrease to   (line)
* Complete Other Proposed Insured Supplement                    (checkbox) Cancel
  to Insurance Application.

Section 7 – New Business and Contract Change: Exercise Options
Complete for exercising any of the following from an existing contract such as: Traditional Life Guaranteed Purchase Option
(GPO), Term Plan / Rider Conversion, Child Rider Purchase Option, Dividend Term Insurance Conversion, Survivor Purchase
Option, Exchange Option, Insurance Builder Benefit (IBB), Family Insurance Benefit, Thrivent Financial Employee Group Term
Conversion. For New Business only: Internal 1035 Exchange, Insurance Split Option.
For Contract Change only: UL/VUL Guaranteed Increase Option (GIO).
(chart with 4 columns)
Existing Contract No.               Type of Option            Amount to Exercise                 Amount to Continue
(five blank lines)                  (five blank lines)        (five blank lines with $)          (five blank lines with $)
Complete for GIO / GPO / IBB: Date (mm/dd/yyyy) – (line)
(checkbox)  Regular
(checkbox)  Periodic Needs Review (PNR) *
(checkbox)  Alternate *      Reason: (checkbox) Marriage    (checkbox) Birth    (checkbox) Adoption    (checkbox) Age 16
                                     (checkbox) New home purchase    (checkbox)  (line)
(checkbox) (line)
* The exercise of this option may cancel the next available regular / fixed option.

Section 8 – Dividend and Automatic Premium Loan Options (New Business)
(checkbox) Accumulate at interest    (checkbox) Cash    (checkbox) Paid-Up Additions (PUA)    (checkbox) Premium reduction / excess
to cash    (checkbox) Premium reduction / excess to PUA    (checkbox) Premium reduction and surrender PUA / excess to PUA
For Whole Life Products with Additional Protection, including First-to-Die and Survivor.
(checkbox) Adjustable yearly term / excess to PUA    (checkbox) Adjustable yearly term / excess to reduce premiums / excess to PUA
Yes        No
(2 checkboxes) I elect the Automatic Premium Loan provision to be in effect.

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Section 9 – Preliminary Declaration of Insurability
Height               Weight            Weight 1 yr. ago or at birth if under      Reason for weight loss
       Ft      In              Lbs         age 1 -       Lbs      Oz.             (line)

Yes        No     Complete for age 16 or over.
                  Initial premium cannot be collected if answer to question 1 and/or 2 is 'Yes'.
(2 checkboxes)    1. Within the past six months, have you been diagnosed by a physican or other member of the medical profession or hospitalized for: heart attack, stroke, congestive heart failure, diabetes, internal cancer or melanoma, emphysema or any terminal illness?
                  2. Within the past 60 days, have you been advised by a physician or other member of the medical profession to have any diagnostic test or surgery not yet completed?
                  Complete for age 18 or over. (Complete for age 16 or over if applying for Level Term.)
(2 checkboxes)    Do you currently use, or within the past 10 years have you used, tobacco or other nicotine products?
                  (Chart – 4 columns & 6 lines)
                  Type of Tobacco / Nicotine Product      Quantity       Frequency       Date Last Used

Section 10 - Premium Payment Information
Total initial premium: $ (line)     (checkbox) No premium with application
Premium billing amount              Frequency: (checkbox) Annual       (checkbox) Semi-annual    (checkbox) Quarterly
$                                              (checkbox) Monthly      (checkbox) No bill        (checkbox) (line)
Billed Premium Indexing / Increase (UL/VUL):
New Business only
(checkbox) Consumer Price Index (CPI)     (checkbox) Fixed (line) %
           (Only if COLA is selected)
For Variable Universal Life (VUL), also complete Variable Products Supplement to Application for premium allocations.

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Section 11 - Beneficiary for Proposed Insured  If requested contract change is closed as incomplete or declined, the beneficiary designation will not be recorded.
List full name, relationship to Proposed Insured, address and Social Security number for each beneficiary.

Primary:  (four lines)

First Contingent: (four lines)

Second Contingent: (four lines)
Is the beneficiary designated for Term Life Insurance Rider the same as the beneficiary designated for the Proposed Insured?
(checkbox) Yes   (checkbox)  No       If 'No', complete a separate beneficiary designation form.

Payment Provisions:

In some contracts, "primary beneficiary," "first contingent" and "second contingent" may have been referred to as "first beneficiary," "second beneficiary" and "third beneficiary," respectively. Refer to your contract.
If any beneficiary dies at the same time as the insured / annuitant, or within 15 days after the insured / annuitant dies and before the death proceeds are paid, we will pay the death proceeds as though that beneficiary died before the insured / annuitant.
If two or more persons are named as primary beneficiaries, the death proceeds will be paid equally to the survivors or survivor, unless otherwise directed. The same shall be true for contingent beneficiaries if no primary beneficiaries survive.
When a trust is designated beneficiary, we shall not be obliged to inquire into the terms of any trust. Payment to the trust shall fully discharge us from all liability.
The words "children," "issue," "grandchildren" and "children of a deceased child" shall include adopted children, adopted grandchildren, and adopted children of a deceased child unless otherwise specified.
Beneficiary designations which include the terms "or" or "and/or" will be administered as if the conjunction "and" was used.

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Section 12 – Special Requests
(blank space)

Section 13 – Agreement and Signature
I understand and agree that:
1. I have read (or have had read to me) all statements and answers recorded on this application. They are given to obtain this insurance and are, to the best of my knowledge and belief, true, complete and correctly recorded.
2. The entire application consists of this Application for Life Insurance and all supplemental application forms required for the contract or change applied for as defined by the company.  The entire application will become part of any contract issued or the contract for which a requested change has been approved.
3. No Representative of the company has the authority to waive any question contained in the application or to modify the application in any way.
4. No Representative is authorized to change or waive any terms of this agreement or to make any promises or representations other than those contained in this agreement.
5. The date of the application is the latest of the following dates: a) The date shown on the Application for Life Insurance;
   b) The date shown on any required supplemental application forms; c) The date shown on the Declaration of Insurability.
6. No change in this application may be made without my written consent.
7. If the answers on this application are incorrect or untrue, the company may have the right to deny benefits or rescind the contract.
In addition, for New Business:
Except as provided in the Conditional Temporary Life Insurance Agreement, issued if the first premium for the contract applied for is paid, no insurance will take effect unless and until:
    a. A contract of insurance is issued and delivered;
    b. The first full premium is paid during the lifetime of the person to be covered; and
    c. The health of all persons to be insured remains as stated in this application.
In addition, for Contract Change:
1. I agree that the requested change in my contract shall not become effective unless and until the required premium has been paid and the requested change has been approved by the company.
2. With regard to statements made in this application, the Incontestability provision will apply from the effective date of the contract change.
3. For a conversion, date of issue as it appears in the Suicide and Incontestability provisions of any new contract means the issue date of the existing contract or existing benefit being converted. As it applies to any increase in the amount at risk or to additional risks assumed by the company over and above those existing in the contract or benefit prior to its conversion, date of issue means the date of issue on the new contract.

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Section 13 – Agreement and Signature (continued)
In addition, for Variable Universal Life:
1. I received a current prospectus for the contract applied for. I understand the provisions of the prospectus and agree to its terms.
2. I understand that, under the contract applied for, the amount of the accumulated value may increase or decrease daily based on the investment experience of the variable account and that the amount or duration of the death benefit may vary with the accumulated value.
3. With this in mind, the contract applied for is in accord with my investment objectives, anticipated insurance and financial needs.
My signature applies to all sections and statements in this application.
Signed at      (line)      (line)
                City        State
(signature boxes)
Signature of Proposed Insured (age 16 or over)                         Signature of Other Proposed Insured
Parent or guardian (if Proposed Insured is age 0-15)                   Date signed (mm/dd/yyyy)
Date signed (mm/dd/yyyy)

Signature of applicant controller / Date signed (mm/dd/yyyy)  Signature of owner / Date signed (mm/dd/yyyy)

(four more Signature of owner boxes)

I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the proposed insured(s).
To the best of my knowledge, the contract applied for  (checkbox) is  (checkbox) is not   intended to replace any part of, or all of,
another life insurance policy or annuity contract.

(representative signature box & printed name box)
Signature of Representative / Date signed (mm/dd/yyyy)                 Print name / Code number

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20540 N1-03
Other Proposed Insured Supplement                                      Thrivent Financial for Lutherans logo
to Insurance Application

Page 1 – Start

Section 1 – Other Proposed Insured
Name (print title, first, middle, last name and suffix, as applicable)                 Sex            Date of birth (mm/dd/yyyy)
Yes        No
(2 checkboxes) Are you a citizen of the United States of America (USA)?     Relationship to Proposed Insured
(2 checkboxes) If 'No', are you a permanent resident of the USA?

Current occupation
Earned income $
Other income $
Source of other income
Net worth $
Total existing life insurance with us $
Total existing life insurance with other companies $
Driver's license number
Driver's license state

Section 2 – Beneficiary for Other Proposed Insured  If requested contract change is closed as incomplete or declined, the beneficiary designation will not be recorded.
List full name, relationship to Other Proposed Insured, address and Social Security number for each beneficiary.

Primary:  (four lines)

First Contingent: (four lines)

Second Contingent: (four lines)

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Section 2 – Beneficiary for Other Proposed Insured (continued)

Payment Provisions:

If any beneficiary dies at the same time as the insured / annuitant, or within 15 days after the insured / annuitant dies and before the death proceeds are paid, we will pay the death proceeds as though that beneficiary died before the insured / annuitant.
If two or more persons are named as primary beneficiaries, the death proceeds will be paid equally to the survivors or survivor, unless otherwise directed. The same shall be true for contingent beneficiaries if no primary beneficiaries survive.
When a trust is designated beneficiary, we shall not be obliged to inquire into the terms of any trust. Payment to the trust shall fully discharge us from all liability.
The words "children," "issue," "grandchildren" and "children of a deceased child" shall include adopted children, adopted grandchildren, and adopted children of a deceased child unless otherwise specified.
Beneficiary designations which include the terms "or" or "and/or" will be administered as if the conjunction "and" was used.

Section 3 – Preliminary Declaration of Insurability
Height               Weight            Weight 1 yr. ago      Reason for weight loss
       Ft           In              Lbs                   Lbs                   (line)

Yes        No     Initial premium cannot be collected if answer to question 1 and/or 2 is 'Yes'.
(2 checkboxes)  1. Within the past six months, have you been diagnosed by a physican or other member of the medical profession or hospitalized for: heart attack, stroke, congestive heart failure, diabetes, internal cancer or melanoma, emphysema or any terminal illness?
(2 checkboxes)  2. Within the past 60 days, have you been advised by a physician or other member of the medical profession to have any diagnostic test or surgery not yet completed?
                   Complete for age 18 or over. (Complete for age 16 or over if applying for Level Term.)
(2 checkboxes) Do you currently use, or within the past 10 years have you used, tobacco or other nicotine products?
                  (Chart – 4 columns & 6 lines)
                  Type of Tobacco / Nicotine Product      Quantity       Frequency       Date Last Used

Section 4 – Special Requests
(blank space)

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Section 5 – Agreement and Signature
I have read (or have had read to me) the statements and answers recorded on this Other Proposed Insured Supplement to Insurance Application. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Other Proposed Insured Supplement to Insurance Application.
Signed at      (line)      (line)
                City        State
(signature boxes)
Signature of Other Proposed Insured                  Signature of Proposed Insured / Date signed (mm/dd/yyyy)
Date signed (mm/dd/yyyy)

(five owner signature boxes)                         (representative signature box)
Signature of owner / Date signed (mm/dd/yyyy)        Signature of representative / Date signed (mm/dd/yyyy)

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20541 N1-03
Child Rider Supplement                                                 Thrivent Financial for Lutherans logo
to Insurance Application

Page 1 – Start

Section 1 - Child(ren) Information
Name (print title, first, middle, last name and suffix, as applicable)
Date of birth (mm/dd/yyyy)      Sex      Relationship to Proposed Insured
Height                 Weight               Weight 1 yr. ago or at birth if under      Reason for weight loss
       Ft           In                Lbs            age 1 –         Lbs            Oz                (line)
(repeat information 5 times)

Page 1 – End
Page 2 – Start

Section 2 – Beneficiary (applies to all children       If requested contract change is closed as incomplete or
            covered by the child rider)                declined, the beneficiary designation will not be recorded.
List full name, relationship to child(ren), address and Social Security number for each beneficiary.

Primary:  (four lines)

First Contingent: (four lines)

Second Contingent: (four lines)

Payment Provisions:

If any beneficiary dies at the same time as the insured / annuitant, or within 15 days after the insured / annuitant dies and before the death proceeds are paid, we will pay the death proceeds as though that beneficiary died before the insured / annuitant.
If two or more persons are named as primary beneficiaries, the death proceeds will be paid equally to the survivors or survivor, unless otherwise directed. The same shall be true for contingent beneficiaries if no primary beneficiaries survive.
When a trust is designated beneficiary, we shall not be obliged to inquire into the terms of any trust. Payment to the trust shall fully discharge us from all liability.
The words "children," "issue," "grandchildren" and "children of a deceased child" shall include adopted children, adopted grandchildren, and adopted children of a deceased child unless otherwise specified.
Beneficiary designations which include the terms "or" or "and/or" will be administered as if the conjunction "and" was used.

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Section 3 – Agreement and Signature
I have read (or have had read to me) the statements and answers recorded on this Other Proposed Insured Supplement to Insurance Application. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Other Proposed Insured Supplement to Insurance Application.
Signed at      (line)      (line)
                City       State
(signature boxes)
Signature of Proposed Insured / Date signed (mm/dd/yyyy)      Signature of Other Proposed Insured
                                                                       Date signed (mm/dd/yyyy)

Signature of parent or guardian / Date signed (mm/dd/yyyy)    Signature of owner / Date signed (mm/dd/yyyy)

(four owner signature boxes)
(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

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20542 N1-03
Declaration of Insurability                                                     Thrivent Financial for Lutherans logo
(Age 16 or Over)

Page 1 – Start

Section 1 – Proposed Insured Information
Name (print title, first, middle, last name and suffix, as applicable)

Section 2 – Declaration of Insurability
Name of primary health care provider - Indicate if none.
Date last consulted        Reason last consulted
Type of treatment Medication prescribed     Recovery date
Yes        No
(2 checkboxes) 1. Within the past two years, have you participated in any of the following:
                     (checkbox) Pilot, copilot, student     (checkbox)  Auto racing              (checkbox) Sky diving
                                pilot, or crew member       (checkbox) Motorcycle racing         (checkbox) Hang gliding
                     (checkbox) Ballooning                  (checkbox) Powerboat racing          (checkbox) Other avocation - Provide
                     (checkbox) Skin / Scuba diving         (checkbox) Mountain climbing details in Additional Underwriting
                                                                                                 Information section.
(2 checkboxes) 2. Within the past five years, have you had a driver's license suspended or had a moving traffic violation?
                     (chart with 3 columns and four lines)
                     Type of Violation        MPH Over      Date
(2 checkboxes) 3. Within the past six months, have you had a life application declined, postponed, rated, modified or withdrawn?
                     (chart with 4 columns and 4 lines)
                      Application Action    Company Name      Date     Reason
(2 checkboxes) 4. Have your biological parents, brothers, or sisters ever had cancer (internal or melanoma), coronary artery disease or Huntington's disease?
                     (chart with 5 columns and 3 lines)
                     Disease or Disorder    Relationship to Proposed Insured   Age at Onset   Current Age   Age at Death
Page 1 – End
Page 2 – Start

Place details for all 'Yes' answers for questions five through 11 in Section 3.
Yes        No
(2 checkboxes) 5. Within the past 10 years, have you had, been diagnosed or been treated by a physician or other member of the medical profession, chiropractor, counselor or any other health care provider for any of the following:
(2 checkboxes)    (a) disease or disorder of the heart, circulatory, blood or immune system (excluding Human
                      Immunodeficiency Virus (HIV))?
                      If high blood pressure:
                      Last blood pressure reading – (line) / (line)      Date of last blood pressure reading – (line)
(2 checkboxes)    (b) abnormal growth, cyst, tumor or cancer?
(2 checkboxes)    (c) disease or disorder of the respiratory system?
(2 checkboxes)    (d) disease or disorder of the digestive system (e.g., stomach, intestines, rectum, liver, gallbladder, esophagus)?
(2 checkboxes)    (e) disease or disorder of the urinary system, (e.g., kidneys, bladder)?
(2 checkboxes)    (f) disease or disorder of the endocrine / hormone system (e.g., diabetes)?
(2 checkboxes)    (g) disease or disorder of the nervous system, including psychological and psychiatric care?
(2 checkboxes)    (h) disease or disorder of the muscle, skin, bone or joint?
(2 checkboxes)    (i) disease or disorder of the reproductive system?
(2 checkboxes)    (j) disease or disorder of the eyes, ears, nose or throat?
(2 checkboxes)  6. Within the past 10 years, have you been advised to seek treatment or counseling, been treated for or received counseling or joined Alcoholics Anonymous, Narcotics Anonymous, or other support organization for the use of alcohol or controlled substances?
(2 checkboxes)  7. Within the past 10 years, have you used or are you currently using, except as prescribed by a physician, controlled substances such as cocaine, marijuana, amphetamines or narcotics?
(2 checkboxes)  8. Are you currently disabled?
                   Date disability began – (line)      Reason for disability – (line)
(2 checkboxes)     Are disability benefits being filed for or received from Social Security or from another source?
                9. Other than reported above, within the past 10 years, have you:
(2 checkboxes)    (a) consulted or been advised to consult a physician or other member of the medical profession, chiropractor, psychiatrist, psychologist or counselor for any reason?
(2 checkboxes)    (b) been medically treated or evaluated at a hospital, clinic or other facility or been medically advised to have any treatment, test, surgery, biopsy or hospitalization not yet completed?
(2 checkboxes)    (c) been advised by a physician, or other member of the medical profession, chiropractor or medical therapist to restrict or avoid normal activities due to illness or injury?
(2 checkboxes)    (d) taken any other prescription drugs?
                      (chart with 3 columns and 3 lines)
                      Prescription Drug Used           Date Last Used    Reason for Use
(2 checkboxes) 10. Within the past 10 years, have you been treated for, or been diagnosed by a physician or other member of the medical profession as having Human Immunodeficiency Virus (HIV) or Acquired Immune Deficiency
                   Syndrome (AIDS)?
(2 checkboxes) 11. Other than reported above, have you been under the care of a physician or other member of the medical profession or are you scheduled to see a physician or other member of the medical profession?

Page 2 – End
Page 3 – Start

Section 3 -  Details for questions answered 'Yes'
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
(repeat fill boxes 3 times)

Page 3 – End
Page 4 – Start

Section 3 -  Details for questions answered 'Yes' (continued)
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Number of times treated
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
Additional Underwriting Information
(blank space)

Section 4 - Agreement and Signature
I have read (or have had read to me) the statements and answers recorded on this Declaration of Insurability. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Declaration of Insurability.

Signed at      (line)      (line)
                City       State
(signature boxes)                                             (representative signature box)
Signature of proposed insured / Date signed (mm/dd/yyyy)      Signature of representative / Date signed (mm/dd/yyyy)

Page 4 – End

20543 N1-03
Declaration of Insurability                                                     Thrivent Financial for Lutherans logo
(Age 0 – 15)

Page 1 – Start

Section 1 - Proposed Insured Information
Name (print title, first, middle, last name and suffix, as applicable)

Section 2 – Declaration of Insurability
Name of primary health care provider – Indicate if none.
Date last consulted        Reason last consulted
Type of treatment Medication prescribed     Recovery date
Yes        No
(2 checkboxes) 1. Within the past year, has the proposed insured had, been diagnosed or been treated by a physician or other member of the medical profession, chiropractor, counselor or any other health care provider for any of the following: an ear infection, common cold, upper respiratory tract infection, bladder infection, minor strain /
                  sprain, sinusitus, acute bronchitis, sore throat, allergies, hayfever, flu, diarrhea (less than one week duration)
                  or skin rash?
                  Place details for all 'Yes' answers below in Section 4.
               2. Within the past 10 years, has the proposed insured had, been diagnosed or been treated by a physician or other member of the medical profession, chiropractor, counselor or any other health care provider for any of the following:
(2 checkboxes)    (a) disease or disorder of the heart, blood or blood vessels (excluding Human Immunodeficiency Virus
                      (HIV))?
(2 checkboxes)    (b) abnormal growth, cyst, tumor or cancer?
               3. Other than reported above, within the past five years, has the proposed insured had, been diagnosed or been treated by a physician or other member of the medical profession, chiropractor, counselor or any other health care provider for any of the following:
(2 checkboxes)    (a) disease or disorder of the respiratory system?
(2 checkboxes)    (b) disease or disorder of the urinary system (e.g., kidneys)?
(2 checkboxes)    (c) diabetes?
(2 checkboxes)    (d) disease or disorder of the brain, spinal cord, muscle or nervous system?
(2 checkboxes) 4. Other than reported above, within the past three years, has the proposed insured been medically treated at a hospital?
(2 checkboxes) 5. Other than reported above, is the proposed insured currently taking any prescription drugs?
                  (chart with 3 columns and 3 lines)
                  Prescription Drug Used Date Last Used    Reason for Use

Page 1 – End
Page 2 – Start

Section 3 – Applicant Controller Information (Complete if coverage for applicant is applied for)
(headings of fill boxes)
Height               Weight          Name of primary health care provider – indicate if none.
       Ft           In              Lbs
Date last consulted     Reason last consulted      Type of treatment      Medication prescribed      Recovery date
Yes        No
(2 checkboxes) Within the past three years, have you been disabled for greater than two months or are you currently disabled?
                  If 'Yes', complete details below:
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used     Last
consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider

Section 4 –  Details for questions answered 'Yes' in Section 2
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated     Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used     Last
consultation date      Date of last hospitalization      Surgery date     Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
(repeat fill boxes once)

Page 2 – End
Page 3 – Start

Section 4 –  Details for questions answered 'Yes' in Section 2 (continued)
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated     Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
Additional Underwriting Information
(blank space)

Section 4 – Agreement and Signature
I have read (or have had read to me) the statements and answers recorded on this Declaration of Insurability. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Declaration of Insurability.

Signed at      (line)      (line)
                City       State
(signature boxes)
Signature of parent or guardian / Date signed (mm/dd/yyyy)    Signature of applicant controller (if coverage on applicant is applied for) / Date signed (mm/dd/yyyy)
(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

Page 3 – End

20954 N1-03
Third Party Owner
Application Supplement                                                 Thrivent Financial for Lutherans logo

Page 1 – Start

Section 1 – Proposed Insured(s) / Annuitant(s)
Name (print title, first, middle, last name and suffix, as applicable)          Date of birth (mm/dd/yyyy)
Name (print title, first, middle, last name and suffix, as applicable)          Date of birth (mm/dd/yyyy)

Section 2 – Member Information (Complete if other than Proposed Insured(s) / Annuitant(s))
Name (print title, first, middle, last name and suffix, as applicable)          Relationship of Member
                                                                                to Proposed Insured / Annuitant
Section 3 – Proposed Third Party Owner(s) (Complete a W-9 form for owner(s))
Name of owner / business / trust (print title, first, middle, last name and suffix, as applicable)
Relationship to Proposed Insured / Annuitant     Relationship to Member
Date of trust (mm/dd/yyyy)     Percentage of common ownership *
Complete additional names if multiple owners.
Multiple owners shall be: (checkbox) Joint owners     (checkbox) Common owners
Name (print title, first, middle, last name and suffix, as applicable)          Date of birth (mm/dd/yyyy)
Relationship to Proposed Insured / Annuitant      Relationship to Member      Percentage of common ownership *
(3 more name sections)
If none indicated, percentage will be equal. Joint ownership is always equal.
Authorized person(s) / trustee(s) who can sign on behalf of the business / trust: (Name and Title)
1.       (line)
2.       (line)
3.       (line)
4.       (line)

Page 1 – End
Page 2 – Start

Section 4 - Agreement and Signature
I have read (or have had read to me) the statements and answers recorded on this Third Party Owner Application
Supplement. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued. My signature applies to all sections and statements on this Third Party Owner Application Supplement.

Signed at      (line)      (line)
                City       State
(signature boxes)
Signature of owner / Date signed (mm/dd/yyyy)                          Signature of member / Date signed (mm/dd/yyyy)
(4 more owner signature boxes)

(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

Page 2 – End

20955 N1-03
Conditional Temporary Life Insurance                                   Thrivent Financial for Lutherans logo
Agreement and Receipt for Payment

Page 1 – Start

Read this agreement and receipt carefully.
Make all checks payable to us. Do not make checks payable to the representative. Do not leave the payee blank.
This agreement is void if any check given for payment is not honored.
Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
(Repeated 7 more times)
Amount received    Received from      Source of payment
$
None of our representatives or other agents acting on our behalf are authorized to change or waive any terms of this agreement or make any promises or representations other than those contained in this agreement.
(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

Page 1 – End
Page 2 – Start

Requirements for Conditional Insurance
If each and every one of the following conditions are met, insurance coverage under this agreement is provided according to the terms and conditions of the contract applied for that are not in conflict with this agreement:
1. All material representations in the application are true and complete.
2. The first premium for the contract applied for has been paid.
3. You are an insurable risk for the product and amount of insurance applied for or offered by us if other than applied for.
    We will determine the insurability of each proposed insured on the later of the following two dates:
    a) the date the application is completed and signed.
    b) the date the declaration of insurability and all exams or tests are completed during the lifetime of that proposed insured in accordance with our published underwriting guidelines.
4. All requirements necessary for underwriting are completed within 60 days from the date of application.
5. This agreement has not terminated.
If one or more of the above conditions is not met, our liability is limited to the premium submitted.
In no event will any insurance ever be in force unless the proposed insured is an acceptable risk under our rules.

Amount of Conditional Insurance
In no event will coverage exist under both this agreement and the contract.
The amount of insurance provided by this agreement is the lesser of 1 and 2 below:
1. The initial death benefit of the life insurance applied for in the application, including any Accidental Death Benefit if the proposed insured's death results solely from accidental causes and coverage is not excluded as stated below.
2. $1,000,000 of life insurance including any Accidental Death Benefit applied for.
Child Rider: For any Child Rider applied for, the amount of insurance coverage payable is based on the child's age at death: birth through 14 days - no benefit; age 15 days to 6 months - 50% of the Child Rider amount; age 6 months and older - Child Rider amount.

Exclusions
Coverage is excluded under this agreement for:
1. Any Accidental Death Benefit applied for if death results from operating, descending from or riding in an aircraft being used for private or instructional purposes.
2. Death as a result of suicide, attempted suicide or intentional self-inflicted injury.
3. Death as a result of activities excluded by endorsement under our underwriting rules, guidelines or policies or excluded or limited under provisions of the contract applied for.

Termination of Conditional Insurance
Coverage under this agreement ends on the earliest of the following dates:
1. The date we issue the contract of life insurance applied for.
2. The date we refund the premium paid.
3. The date your application is declined or closed as an incomplete application.
4. If we do not issue the coverage as applied for, and we make you a counter-offer, the date our counter-offer is accepted, rejected or expires.

Definitions
application:               all application forms that we require for the product applied for.
date of the application:   the date shown on the application for new business / contract change or on the declaration of insurability, whichever is later.
our, we, us:               Thrivent Financial for Lutherans
you, your:                 proposed insured(s)

Page 2 – End

21027 N1-03
Supplement to Application for Insurance                                Thrivent Financial for Lutherans logo
Application Action - Continuation

Page 1 – Start

Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
(chart with 4 columns and 5 lines)
Application Action      Company Name     Date      Reason

I have read (or have had read to me) the statements and answers recorded on this Supplement to Application for Insurance.
To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Supplement to Application for Insurance.
Signed at      (line)      (line)
                City       State
(signature box)                                               (representative signature box)
Signature of proposed insured /  Date signed (mm/dd/yyyy)     Signature of representative / Date signed (mm/dd/yyyy)

Page 1 – End

21030 N1-03
Supplement to Application for Insurance                                Thrivent Financial for Lutherans logo
Medical Details - Continuation

Page 1 – Start

Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
(repeat fill boxes twice)

Page 1 – End
Page 2 – Start

(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
(repeat fill boxes twice)

I have read (or have had read to me) the statements and answers recorded on this Supplement to Application for Insurance.
To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Supplement to Application for Insurance.
Signed at      (line)      (line)
                City       State
(signature box)                                               (representative signature box)
Signature of proposed insured (parent or guardian             Signature of representative / Date signed (mm/dd/yyyy)
if proposed insured is age 0-15) /  Date signed (mm/dd/yyyy)

Page 2 – End

21031 N1-03
Supplement to Application for Insurance                                Thrivent Financial for Lutherans logo
Prescription Drugs - Continuation

Page 1 – Start

Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
(chart with 3 columns and 19 lines)
Prescription Drug Used      Date Last Used      Reason for Use

I have read (or have had read to me) the statements and answers recorded on this Supplement to Application for Insurance.
To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Supplement to Application for Insurance.
Signed at      (line)      (line)
                City       State
(signature box)                                               (representative signature box)
Signature of proposed insured (parent or guardian             Signature of representative / Date signed (mm/dd/yyyy)
if proposed insured is age 0-15) /  Date signed (mm/dd/yyyy)

Page 1 – End

21032 N1-03
Variable Products                                                                       Thrivent Financial for Lutherans logo
Supplement to Application

Page 1 – Start

Section 1 - Proposed Insured / Annuitant(s)

Name (print title, first, middle, last name and suffix, as applicable)
Name (print title, first, middle, last name and suffix, as applicable)

Section 2 – Premium Allocations
(checkbox) Initial Premium:    $ (line)     (checkbox) Billed Premium    $ (line)
Premium Allocations: Must total 100% and be in whole numbers.
(chart with 6 columns and 25 lines) (Each line in Initial & Billed columns has a percent sign.)
Contract Allocations     Initial    Billed     Reason for Use    Contract Allocations     Initial    Billed     Reason for Use

Page 1 – End
Page 2 – Start

Section 3 – Additional Product Information
Yes        No
(2 checkboxes) Telephone Transaction Authorization
                  If Yes, I authorize Thrivent Financial to accept and act upon telephone instructions from me for transactions on this contract.
                  Automatic Transfers
(2 checkboxes) Dollar Cost Averaging - Money Market
(2 checkboxes) Dollar Cost Averaging - Fixed Account
(2 checkboxes) Automatic Asset Rebalancing
(2 checkboxes) (line)
(2 checkboxes) (line)

Section 4 – Agreement and Signature
I have read (or have had read to me) the statements and answers made on this Variable Products Supplement to Application.
To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued. My signature applies to all sections and statements on this Variable Products Supplement to Application.
Signed at      (line)      (line)
                City       State
(signature box)
Signature of Proposed Insured / Annuitant (Age 16 and over)   Signature of Other Proposed Insured / Annuitant
Applicant controller (If Proposed Insured is age 0-15)        Date signed (mm/dd/yyyy)
Date signed (mm/dd/yyyy)

Signature of owner / Date signed (mm/dd/yyyy)                 (representative signature box)
(four more owner signature boxes)                             Signature of representative / Date signed (mm/dd/yyyy)

Page 2 – End

21050 N1-03
Thrivent Financial for Lutherans logo

Page 1 – Start

Member ID
Contract number being reinstated
Application for Contract Reinstatement
Section 1 – Complete for all insured(s) on the contract
(chart with 6 columns and 6 lines as shown below)
Insured Name        Date of   Current    Current     Weight 1 yr. ago or at      Reason for Weight Loss
                      Birth               Height     Weight       birth if under age 1
                                  Ft   In            Lbs.             Lbs        Oz
Section 2 – Medical History
Yes        No     1. Within the past 10 years, has any insured:
(2 checkboxes)    (a)  consulted or been advised to consult a physician or other member of the medical profession, chiropractor, psychiatrist, psychologist or counselor for any reason?
(2 checkboxes)    (b)  been medically treated or evaluated at a hospital, clinic or other facility or been medically advised to have any treatment, test, surgery, biopsy or hospitalization not yet completed?
(2 checkboxes)    (c)  been advised by a physician or other member of the medical profession, chiropractor or medical therapist to restrict or avoid normal activities due to illness or injury?
(2 checkboxes)    (d)  taken any prescription drugs?
                  Place details for all 'Yes' answers below:
                  Include: Question number, insured name, name and address of physician / medical facility, diagnosis, date of diagnosis and consultations, consultation details, treatment
                  (blank area for filling)

Page 1 – End
Page 2 – Start

Section 2 – Medical History (continued)
Yes        No     Complete question 2 for life insurance for insured(s) currently age 16 or over and for disability income insurance reinstatements. (Do not complete for insured(s) covered under a child rider.)
(2 checkboxes) 2. Within the past two years, has any insured participated in any of the following:
                     (checkbox) Pilot, copilot, student   (checkbox)  Auto racing             (checkbox) Sky diving
                                pilot, or crew member     (checkbox) Motorcycle racing        (checkbox) Hang gliding
                     (checkbox) Ballooning                (checkbox) Powerboat racing         (checkbox) Other avocation -
                     (checkbox) Skin / Scuba diving       (checkbox) Mountain climbing (line)
                  (chart with 4 columns and 6 lines)
                  Insured Name       Activity       Date Began (mm/yyyy)       Last Participation Date (mm/yyyy)
                  Complete question 3 for life insurance for insured(s) currently age 18 or over and for disability income insurance reinstatements. (Complete for age 16 or over if reinstating Level Term. Do not complete for insured(s) covered under a child rider.)
(2 checkboxes) 3. Does any insured currently use, or within the past 10 years has any insured used, tobacco or other nicotine products?
                  (chart with 5 columns and 4 lines)
                  Insured Name      Type of Tobacco / Nicotine Product      Quantity      Frequency      Date Last Used
                  Answer question 4 for long term care insurance reinstatements.
(2 checkboxes) 4. Within the past 10 years, has any insured received or been advised to utilize nursing home care or home health care or been unable to care for herself / himself without the help or supervision of another person?
                  If 'Yes', complete details below:
                  Include: Insured name, name and address of physician / medical facility, diagnosis, date of diagnosis and consultations, consultation details, treatment
                  (blank space)
Section 3 – Additional Information
(blank space)

Page 2 – End
Page 3 – Start

Section 4 – Agreement and Signature

I understand and agree that:
1. I have read (or have had read to me) all statements and answers recorded on this application. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of the reinstatement of the contract.
2. This application will become part of the insurance contract if the reinstatement is approved by the company.
3. No Representative of the company has the authority to waive any question contained in the application or to modify the application in any way.
4. No Representative is authorized to change or waive any terms of this agreement or to make any promises or representations other than those contained in this agreement.
5. The reinstatement must be made during the lifetime of all persons for whom the contract is to provide coverage and while the facts concerning the insurability of all persons for whom the contract is to provide coverage are the same as described in this application.
6. The reinstatement of the contract shall not become effective unless and until the required premium has been paid and the reinstatement has been approved by the company.
7. With regard to statements made in this application, the Incontestability provision of the contract will apply from the date this application is approved.
8. If the answers on this application are incorrect or untrue, the company may have the right to deny benefits or rescind the contract.
My signature applies to all sections and statements in this application.
(signature boxes)
Signature of insured (age 16 and over)                                 Signature of other insured / Date signed (mm/dd/yyyy)
Date signed (mm/dd/yyyy)

Signature of parent or guardian (if insured is age 0-15)               Signature of applicant controller / Date signed (mm/dd/yyyy)
Date signed (mm/dd/yyyy)

Signature of owner / Date signed (mm/dd/yyyy)                          Signature of witness / Date signed (mm/dd/yyyy)
(four more owner signature boxes)

Page 3 – End

21051 N1-03
Thrivent Financial for Lutherans logo

Page 1 – Start

Member ID
Contract number
Tobacco / Smoker or Aviation Exclusion Rider Reconsideration
(checkbox) Tobacco / Smoker Reconsideration (Complete Sections 1 and 2)
(checkbox) Aviation Exclusion Rider (Complete Section 3)
Name of insured (print title, first, middle, last name and suffix, as applicable)
Height               Weight            Weight 1 yr. ago      Reason for weight loss
       Ft           In              Lbs                   Lbs                   (line)
Section 1 – Tobacco / Smoker Reconsideration
Yes        No     Complete for insured age 18 or over.
(2 checkboxes) 1. Do you currently use, or within the past 10 years have you used, tobacco or other nicotine products?
                  (chart with 4 columns and 6 lines)
                  Type of Tobacco / Nicotine Product      Quantity      Frequency      Date Last Used
                  Place details for all 'Yes' answers in Section 2.
               2. Within the past 10 years, have you had, been diagnosed or been treated by a physician or other member of the medical profession, chiropractor, counselor or any other health care provider for any of the following:
(2 checkboxes)     a. disease or disorder of the heart, circulatory, blood or immune system (excluding Human Immunodeficiency
                         Virus (HIV))?
                         If high blood pressure:
                         Last blood pressure reading – (line) / (line)      Date of last blood pressure reading – (line)
(2 checkboxes)     b. abnormal growth, cyst, tumor or cancer?
(2 checkboxes)     c. disease or disorder of the respiratory system?
Section 2 –  Details for questions answered 'Yes'
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider

Page 1 – End
Page 2 – Start

Section 2 –  Details for questions answered 'Yes' (continued)
(captions for fill boxes)
Question: No/Ltr       Type of disease, disorder, injury, test, care, controlled substance        Date of diagnosis
Date of onset      Number of occurrences      Treatment       Number of times treated      Last occurrence date
Time lost from work / school      Recovered   (checkbox) Yes   (checkbox) No       Recovery date      Date substance last used
Last consultation date      Date of last hospitalization      Surgery date      Medication(s) currently taking      Residuals
Care provider / Facility with records if other than primary care provider
(repeat fill boxes twice)

Section 3 – Complete for removal of Aviation Exclusion Rider
I have not been a pilot or co-pilot of an airplane or aircraft since  (line) . I do not plan to participate in any flying
activities as a pilot or co-pilot in the future.                      (mm/yyyy)

Page 2 – End
Page 3 – Start

Section 4 – Agreement and Signature
I understand and agree that:
1. I have read (or have had read to me) all statements and answers recorded on this application. To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of the change requested.
2. This application will become part of the insurance contract if we agree to make the change requested.
3. No Representative of the company has the authority to waive any question contained in the application or to modify the application in any way.
4. No Representative is authorized to change or waive any terms of this agreement or to make any promises or representations other than those contained in this agreement.
5. The requested reconsideration must be made during my lifetime and while the facts concerning the request are the same as described in this application.
6. The requested reconsideration shall not become effective unless and until the request has been approved by the company.
7. With regard to statements made in this application, the Incontestability provision will apply from the effective date of the requested reconsideration.
8. If the answers on this application are incorrect or untrue, the company may have the right to deny benefits or rescind the contract.
My signature applies to all sections and statements in this application.
Signed at      (line)      (line)
                City       State

(signature boxes)
Signature of insured / Date signed (mm/dd/yyyy)                        Signature of owner / Date signed (mm/dd/yyyy)
                                                                       (four more owner signature boxes)
(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

Page 3 – End

23029 N1-03                                                                      Thrivent Financial for Lutherans logo

Page 1 – Start

Supplement to Application for Insurance
Moving Traffic Violations  – Continuation
Name of insured (print title, first, middle, last name and suffix, as applicable)
(chart with 3 columns and 10 lines)
Type of Violation      MPH Over      Date
I have read (or have had read to me) the statements and answers recorded on this Supplement to Application for Insurance.
To the best of my knowledge and belief, they are true, complete and correctly recorded and shall be a basis of any contract issued or for which a change has been requested. My signature applies to all sections and statements on this Supplement to Application for Insurance.

Signed at      (line)      (line)
                City       State

(signature box)
Signature of proposed insured / Date signed (mm/dd/yyyy)      (representative signature box)
                                                              Signature of representative / Date signed (mm/dd/yyyy)
Page 1 – End

23032 N1-03                                                               Thrivent Financial for Lutherans logo

Page 1 – Start

First–to–Die Conditional Temporary Life
Insurance Agreement and Receipt for Payment
Read this agreement and receipt carefully.
Make all checks payable to us. Do not make checks payable to the representative. Do not leave the payee blank.
This agreement is void if any check given for payment is not honored.
Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
(repeat 7 times)
Amount received      Received from      Source of payment
$
None of our representatives or other agents acting on our behalf are authorized to change or waive any terms of this agreement or make any promises or representations other than those contained in this agreement.
(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

Page 1 – End
Page 2 – Start

Requirements for Conditional Insurance
If each and every one of the following conditions are met, insurance coverage under this agreement is provided according to the terms and conditions of the contract applied for that are not in conflict with this agreement:
1. All material representations in the application are true and complete.
2. The first premium for the contract applied for has been paid.
3. The first proposed insured to die is an insurable risk for the product and amount of insurance applied for or offered by us if other than applied for. We will determine the insurability of each proposed insured on the later of the following two dates:
    a) the date the application is completed and signed.
    b) the date the declaration of insurability and all exams or tests are completed during the lifetime of the first proposed insured to die in accordance with our published underwriting guidelines.
4. All requirements necessary for underwriting are completed on the first proposed insured to die within 60 days from the date of application.
5. This agreement has not terminated.
If one or more of the above conditions is not met, our liability is limited to the premium submitted.
In no event will any insurance ever be in force unless the first proposed insured to die is an acceptable risk under our rules.

Amount of Conditonal Insurance
In no event will coverage exist under both this agreement and the contract.
The amount of insurance provided by this agreement is the lesser of 1 and 2 below:
1. The initial death benefit of the life insurance applied for in the application (not including any Survivor Insurance Benefit provided by the contract applied for).
2. $1,000,000 of life insurance.
Child Rider: For any Child Rider applied for, the amount of insurance coverage payable is based on the child's age at death: birth through 14 days - no benefit; age 15 days to 6 months - 50% of the Child Rider amount; age 6 months and older - Child Rider amount.

Exclusions
Coverage is excluded under this agreement for:
1. Death of the first proposed insured to die as a result of suicide, attempted suicide or intentional self-inflicted injury.
2. Death of the first proposed insured to die as a result of activities excluded by endorsement under our underwriting rules, guidelines or policies or excluded or limited under provisions of the contract applied for.

Termination of Conditional Insurance
Coverage under this agreement ends on the earliest of the following dates:
1. The date we issue the contract of life insurance applied for.
2. The date we refund the premium paid.
3. The date your application is declined or closed as an incomplete application.
4. If we do not issue the coverage as applied for, and we make you a counter-offer, the date our counter-offer is accepted, rejected or expires.

Definitions
application:               all application forms that we require for the product applied for.
date of the application:   the date shown on the application for new business / contract change or on the declaration of insurability, whichever is later.
our, we, us:               Thrivent Financial for Lutherans
you, your:                 proposed insureds

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23033 N1-03                                                             Thrivent Financial for Lutherans logo

Page 1 – Start

Survivor Conditional Temporary Life
Insurance Agreement and Receipt for Payment
Read this agreement and receipt carefully.
Make all checks payable to us. Do not make checks payable to the representative. Do not leave the payee blank.
This agreement is void if any check given for payment is not honored.
Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
Name of proposed insured (print title, first, middle, last name and suffix, as applicable)
Amount received      Received from      Source of payment
$
None of our representatives or other agents acting on our behalf are authorized to change or waive any terms of this agreement or make any promises or representations other than those contained in this agreement.
(representative signature box)
Signature of representative / Date signed (mm/dd/yyyy)

Requirements for Conditional Insurance
If each and every one of the following conditions are met, insurance coverage under this agreement is provided according to the terms and conditions of the contract applied for that are not in conflict with this agreement:
1. All material representations in the application are true and complete.
2. The first premium for the contract applied for has been paid.
3. Both proposed insureds are insurable risks for the product and amount of insurance applied for or offered by us if other than applied for. We will determine the insurability of each proposed insured on the later of the following two dates:
    a) the date the application is completed and signed.
    b) the date the declaration of insurability and all exams or tests are completed during the lifetime of both proposed insureds in accordance with our published underwriting guidelines.
4. All requirements necessary for underwriting are completed on both proposed insureds within 60 days from the date of application.
5. This agreement has not terminated.
If one or more of the above conditions is not met, our liability is limited to the premium submitted.
In no event will any insurance ever be in force unless both proposed insureds are acceptable risks under our rules.
Amount of Conditional Insurance
In no event will coverage exist under both this agreement and the contract.
The amount of insurance provided by this agreement is the lesser of 1 and 2 below:
1. The initial death benefit of the life insurance applied for in the application.
2. $1,000,000 of life insurance.

Exclusions
Coverage is excluded under this agreement for:
1. Death of either proposed insured as a result of suicide, attempted suicide or intentional self-inflicted injury.
2. Death of either proposed insured as a result of activities excluded by endorsement under our underwriting rules, guidelines or policies or excluded or limited under provisions of the contract applied for.

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Page 2 – Start

Termination of Conditional Insurance
Coverage under this agreement ends on the earliest of the following dates:
1. The date we issue the contract of life insurance applied for.
2. The date we refund the premium paid.
3. The date your application is declined or closed as an incomplete application.
4. If we do not issue the coverage as applied for, and we make you a counter-offer, the date our counter-offer is accepted, rejected or expires.
Definitions
application:               all application forms that we require for the product applied for.
date of the application:   the date shown on the application for new business / contract change or on the declaration of insurability, whichever is later.
our, we, us:               Thrivent Financial for Lutherans
you, your:                 proposed insureds

Page 2 – End